Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Future Executive VUL prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
DWS Variable Series II - DWS Small Mid Cap Value VIP	Sub-advisor: There is no Sub-advisor for this fund
Nationwide Variable Insurance Trust - NVIT Bond Index Fund	Sub-advisor: BlackRock Investment Management, LLC
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund	Sub-advisor: Massachusetts Financial Services Company; Pyramis Global Advisors LLC; and Winslow Capital Management, LLC
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund	Sub-advisor: Massachusetts Financial Services Company; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund	Sub-advisor: Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund	Sub-advisor: Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
2) The prospectus offers the following underlying mutual funds as investment options under the contract. Effective August 11, 2014, the name of the investment options will be updated as indicated below:
CURRENT NAME	UPDATED NAME
DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B	Deutsche Variable Series II - Deutsche Small Mid Cap Value VIP: Class B
VLOB-0370-3